SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                     AMENDED

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF THE REPORT (Date of Earliest Event Reported): April 14, 1997

                          FIRST REPUBLIC BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

       PENNSYLVANIA                       0-17007                23-2486815
(STATE OR OTHER JURISDICTION         (COMMISSION FILE        (I.R.S. EMPLOYER
    OF INCORPORATION)                     NUMBER)            IDENTIFICATION NO.)

   1608 WALNUT STREET, PHILADELPHIA                              19103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422

                                      N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


                               Page 1 of 2 Pages

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THIS IS AN AMENDED FORM 8-K CURRENT REPORT, AMENDING THE FORM 8-K FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 1997 AND APRIL 29, 1997.

Item 4. Changes in Registrant's Certifying Account.

         On April 14, 1997, Registrant's principal accountant, Coopers & Lybrand, L.L.P. notified Registrant that it was resigning as the accountant for Registrant because of Registrant's decision to issue requests for proposals for its auditing work in 1997. Coopers & Lybrand's report on the financial statements for the last two years did not contain any adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, scope or accounting principles. There were no disagreements with Coopers & Lybrand during the Registrant's two most recent fiscal years and the interim period through April 14, 1997 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which would have caused Coopers & Lybrand to make reference to the subject matter of such disagreement in connection with its report.

         On April 29, 1997, Registrant provided a copy of this document to Coopers & Lybrand and requested that it furnish a letter stating whether it agreed or disagreed with the statements herein. A copy of the letter to Coopers & Lybrand is attached hereto as Exhibit "A", Coopers & Lybrand's reply is attached hereto as Exhibit "B".

         Registrant has not made a decision as to replacing Coopers & Lybrand. A new independent accountant has not yet been engaged.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           FIRST REPUBLIC BANCORP, INC.

                           (Registrant)

Dated: May 7, 1997         By: /s/ ROLF A. STENSRUD
                              ----------------------
                                   Rolf A. Stensrud,
                                   President and
                                   Chief Executive Officer






                               Page 2 of 2 Pages

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                        [FIRST REPUBLIC BANK LETTERHEAD]

                                 April 29, 1997

Jim McCabe, CPA
Coopers & Lybrand
2400 Eleven Penn Center                              Hand Delivery
Philadelphia, PA 19103


Dear Jim:

          In order to comply with a request from the Securities and Exchange Commission, I am writing to ask you to furnish a letter, addressed to the Commission, stating that Coopers & Lybrand agrees, or disagrees, with statements made by First Republic Bank in its recently filed Form 8-K. I have enclosed a copy of our latest filing for your review. Your letter must be included as an exhibit in the Bank's amended Form 8-K, requested by the SEC.

         If you have any questions, please contact me directly at (215) 735-4422, extension 149.


Sincerely,

/s/ Larry P. Poppert
-----------------------
Larry P. Poppert
Vice President

LPP: cej
Enclosure



                                   Exhibit A



 1008 Walnut Street Philadelphia, PA 19103 o Tel 215-735-4422 Fax 215-735-5370

                         [COOPERS & LYBRAND LETTERHEAD]


May 5, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by First Republic Bancorp, Inc. (copy attached), which we understand have been filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of April, 1997. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,

[SIG]

COOPERS & LYBRAND L.L.P.


                                   Exhibit B









Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a limited liability association incorporated in Switzerland.



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